UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781 Wireless Fund (Exact name of registrant as specified in charter)

480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020 (Address of principal executive offices) (Zip code)

Ross C. Provence 480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020 (Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wireless Fund

Annual Report
March 31, 2009

Letter To Shareholders, May 2009

     The global financial crisis of 2008 began when a loss of confidence by investors in the value of securitized mortgages in the United States resulted in a liquidity crisis that prompted a substantial injection of capital into financial markets by the United States Federal Reserve, Bank of England and the European Central Bank. In September 2008, the crisis deepened, as stock markets worldwide crashed and entered a period of high volatility, and a considerable number of banks, mortgage lenders and insurance companies failed in the following weeks. The wireless sector was also brought down by the sell off in the global markets. New and innovative wireless technologies in the smartphone (mobile phones offering advanced capabilities) market showed positive results during the financial crisis. Worldwide smartphone sales as reported by Gartner actually grew 13.9% in 2008. Apple’s iPhone garnished a blistering 245.7% growth year-over-year from 2007 to 2008. Looking ahead we believe that the smart-phone market will continue to be an area of opportunity as new and faster technologies continue to emerge.

Fund Discussion

     For the twelve month period ended March 31, 2009, Wireless Fund was down 44.41% . For comparative purposes, the S&P 500 Index was down 38.09% and the NASDAQ Composite Index was down 32.25% . The major factors that contributed to the underperformace during the fiscal year were the weak telecommunications sector and several holdings that sold off more than the general markets.

     The Radiotelephone Communications sector represented the largest percentage of the Fund at 24.57% . NII Holdings Inc. (Nasdaq:NIHD) and China Unicom Ltd. (NYSE:CHU) were the two largest holdings in the Radiotelephone Communications sector. NII Holdings Inc. represented 4.06% of the Fund and China Unicom Ltd. represented 4.05% of the Fund. NII Holdings, Inc., through its subsidiaries, provides wireless communication services to businesses and individuals in Latin America. Its services include mobile telephone services comprising various calling features, such as speakerphone, conference calling, voice-mail, call forwarding, and additional line service; and Nextel Direct Connect service, which allows subscribers anywhere on its network to talk to each other on a push-to-talk basis, private one-to-one call, or on a group call. China Mobile Limited, together with its subsidiaries, provides mobile telecommunications and related services primarily in China, Hong Kong, and internationally. It offers mobile voice services, such as local calls, domestic long distance calls, international long distance calls, intra-provincial roaming, inter-provincial roaming, and international roaming; and voice value-added services, including caller identity display, caller restrictions, call waiting, call forwarding, call holding, voice mail, and conference calls.

2009 Annual Report 1

     The Semiconductors and Related Devices sector represented the second largest percentage of the portfolio at 17.89% . Texas Instruments Inc. (NYSE: TXN) and Marvell Technology Group, Ltd. (Nasdaq: MRVL) were the two largest holdings in the sector at 4.68% and 4.33% respectively. Texas Instruments engages in the design and sale of semiconductors to electronics designers and manufacturers worldwide. It operates in four segments: Analog, Embedded Processing, Wireless, and Other. The Wireless segment primarily focuses on applications processors. Texas Instrument’s wireless application solutions encompass a broad range of wireless application technologies, including 802.11 Wireless Local Area Networks (WLAN), Bluetooth®, Ultra Wideband (UWB), WiMAX, OMAP™ processors, RFID, and DRP™ Technology. Marvell Technology Group designs, develops, and markets analog, mixed-signal, and digital signal processing and embedded microprocessor integrated circuits. Marvell communications processors are fully integrated devices at the heart of an advanced total system solution for today's GSM, GPRS, and WCDMA mobile phones. The recognized leader in embedded consumer WLANs, Marvell’s embedded mobile solutions lead the industry in size, power consumption, and performance and provide unique capabilities for embedded, ultra-mobile applications. These include cell phones, PDAs, digital cameras, camcorders, and portable gaming devices.

     The Communications Services sector represented the third largest percentage of the portfolio at 15.78% . SBA Communications Corp. (Nasdaq:SBAC) and American Tower Corp. (NYSE:AMT) were the two largest holdings in the sector. SBA Communications Corporation represented 6.93% of the portfolio. SBA Communications Corporation, through its subsidiaries, engages in the ownership and operation of wireless communications towers in the United States, Puerto Rico, and the U.S. Virgin Islands. As of December 31, 2008, it owned 7,854 tower sites. SBA Communications also manages or leases approximately 4,200 actual or potential communications sites. American Tower was the second largest holding in the sector at 4.48% . American Tower Corporation, together with its subsidiaries, operates as a wireless and broadcast communications infrastructure company. It owns, manages, develops, and leases wireless and broadcast communications tower sites. As of December 31, 2008, the company had a portfolio of approximately 19,600 wireless and broadcast tower sites in the United States; and approximately 4,000 wireless and broadcast tower sites in Mexico, Brazil, and India.

     Looking forward, we continue to be confident that the wireless sector will play a key role in global communications. As always, we appreciate your confidence in our abilities and thank you for your investment in the Wireless Fund.

Sincerely,

Jeffrey R. Provence

2009 Annual Report 2

Average annual total returns for the periods ended 3/31/09 (4/3/00 Inception)

3/31/09 NAV $3.23

				Since
	1 Year*	3 Year*	5 Year*	Inception*
Wireless Fund	-44.41%	-12.30%	-4.66%	-18.34%
NASDAQ**	-32.25%	-12.48%	-4.43%	-10.92%
Standard & Poor’s 500 Index***	-38.09%	-13.05%	-4.76%	-5.08%

*1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The inception date of the Wireless Fund was April 3, 2000.

**The NASDAQ Composite (NASDAQ) is a capitalization-weighted index of all common stocks listed on NAS-DAQ and is an unmanaged group of stocks whose composition is different from the Fund.

***The Standard & Poor’s 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-590-0898.

2009 Annual Report 3

Wireless Fund Sector Distribution (Unaudited) (As a Percentage of Net Assets)

Industry Sector	Percentage of Net Assets
1. Radiotelephone Communications	24.57%
2. Semiconductors and Related Device	17.89%
3. Communications Services	15.78%
4. Telephone Communications (No Radiotelephone)	15.02%
5. Radio & TV Broadcasting & Communications Equipment	11.00%
6. Electronic Computers	6.43%
7. Telephone & Telegraph Apparatus	5.81%
8. Cash Equivalents and Other Assets in Excess of Liabilities	3.50%

PROXY VOTING GUIDELINES

Value Trend Capital Management, LP, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.wireless-fund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-590-0898). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2009 Annual Report 4

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing operating expenses consisting of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) invested in the Fund on October 1, 2008 and held through March 31, 2009.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	October 1, 2008
	October 1, 2008	March 31, 2009	to March 31, 2009

Actual	$1,000	$708.33	$8.31

Hypothetical	$1,000	$1,015.21	$9.80
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2009 Annual Report 5

SCHEDULE OF INVESTMENTS - WIRELESS FUND

MARCH 31, 2009

Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Communications Services
5,300	American Tower Corp. *	$ 161,279
7,700	Crown Castle International Corp. *	157,157
10,700	SBA Communications Corp. *	249,310
		567,746	15.78%
Electronic Computers
2,200	Apple Inc. *	231,264	6.43%
Radiotelephone Communications
6,000	Cellcom Israel Ltd. (Israel)	127,800
14,000	China Unicom Ltd. **	145,740
3,200	Millicom International Cellular SA (Luxembourg)	118,528
4,100	Mobile Telesystems OJSC **	122,672
9,750	NII Holdings Inc. *	146,250
20,000	Vimpel-Communications **	130,800
5,300	Vodafone Group plc **	92,326
		884,116	24.57%
Radio & TV Broadcasting & Communications Equipment
10,175	QUALCOMM Inc.	395,909	11.00%
Semiconductors and Related Devices
5,500	Broadcom Corp. *	109,890
7,000	Intel Corporation	105,210
17,000	Marvell Technology Group Ltd. * (Bermuda)	155,720
13,000	Skyworks Solutions Inc. *	104,780
10,200	Texas Instruments Inc.	168,402
		644,002	17.89%
Telephone Communications (No Radiotelephone)
9,200	America Movil SA de CV **	249,136
6,700	China Mobile Limited **	291,584
		540,720	15.02%
Telephone & Telegraph Apparatus
4,850	Research In Motion Ltd. *	209,084	5.81%

Total for Common Stock (Cost $4,170,494)		3,472,841	96.50%
Cash Equivalents
98,421	First American Treasury Obligation Fund Cl Y Rate 0.17% ***	98,421	2.73%
	(Cost - $98,421)
	Total Investments
	(Cost - $4,268,915)	3,571,262	99.23%
	Other Assets In Excess of Liabilities	27,593	0.77%
	Net Assets	$ 3,598,855	100.00%

* Non-Income producing securities.
** ADR - American Depository Receipt.
*** Variable rate security; the yield rate shown represents
the rate at March 31, 2009.
The accompanying notes are an integral part of the financial statements.

2009 Annual Report 6

WIRELESS FUND

Statement of Assets and Liabilities
March 31, 2009

Assets:
Investment Securities at Market Value	$ 3,571,262
(Cost - $4,268,915)
Receivables:
Securities Sold	190,146
Dividends and Interest	20
Total Assets	3,761,428
Liabilities:
Payables:
Shareholder Redemptions	65
Securities Purchased	156,594
Advisory Fees	5,914
Total Liabilities	162,573

Net Assets	$ 3,598,855
Net Assets Consist of:
Paid In Capital	16,303,338
Realized Gain (Loss) on Investments - Net	(12,006,830)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(697,653)
Net Assets, for 1,114,006 Shares Outstanding	$ 3,598,855
(Unlimited number of shares authorized without par value)
Net Asset Value and Offering Price
Per Share ($3,598,855/1,114,006 shares)	$ 3.23
Minimum Redemption Price Per Share ($3.23 * 0.98)	$ 3.17

Statement of Operations
For the fiscal year ended March 31, 2009
Investment Income:
Interest	$ 1,410
Dividends (Net of foreign withholding tax and fees of $10,448)	105,043
Total Investment Income	106,453
Expenses:
Management Fees	113,329
Total Expenses	113,329

Net Investment Loss	(6,876)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(801,740)
Change In Unrealized Appreciation (Depreciation) on Investments	(2,449,284)
Net Realized and Unrealized (Loss) on Investments	(3,251,024)

Net Decrease in Net Assets from Operations	$ (3,257,900)

The accompanying notes are an integral part of the financial statements.

2009 Annual Report 7

WIRELESS FUND

Statements of Changes in Net Assets
	4/1/2008	4/1/2007
	to	to
	3/31/2009	3/31/2008
From Operations:
Net Investment Loss	$ (6,876)	$ (65,577)
Net Realized Gain/(Loss) on Investments	(801,740)	200,350
Change In Net Unrealized Appreciation (Depreciation)	(2,449,284)	(390,409)
Increase (Decrease) in Net Assets from Operations	(3,257,900)	(255,636)
From Capital Share Transactions:
Proceeds From Sale of Shares	908,055	8,056,794
Proceeds From Redemption Fees (Note 2)	1,352	21,531
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(2,169,013)	(6,238,761)
Net Increase (Decrease) from Shareholder Activity	(1,259,606)	1,839,564

Net Increase (Decrease) in Net Assets	(4,517,506)	1,583,928

Net Assets at Beginning of Period	8,116,361	6,532,433
Net Assets at End of Period (Including Accumulated Undistributed	$ 3,598,855	$ 8,116,361
Net Investment Income of $0 and $0, respectively)

Share Transactions:
Issued	172,531	1,190,942
Reinvested	-	-
Redeemed	(455,255)	(995,881)
Net Increase (Decrease) in Shares	(282,724)	195,061
Shares Outstanding, Beginning of Period	1,396,730	1,201,669
Shares Outstanding, End of Period	1,114,006	1,396,730

Financial Highlights
Selected data for a share outstanding	4/1/2008		4/1/2007	4/1/2006		4/1/2005	4/1/2004
throughout the period:	to		to	to		to	to
	3/31/2009		3/31/2008	3/31/2007		3/31/2006	3/31/2005
Net Asset Value -
Beginning of Period	$ 5.81		$ 5.44	$ 4.79		$ 3.22	$ 4.10
Net Investment Income/(Loss) ***	(0.01)		(0.04)	(0.05)		(0.03)	(0.06)
Net Gains or Losses on Investments
(realized and unrealized) ****	(2.57)		0.40	0.70		1.60	(0.82)
Total from Investment Operations	(2.58)		0.36	0.65		1.57	(0.88)
Proceeds from Redemption Fees	-	*	0.01	-	*	-	-
Net Asset Value -
End of Period	$ 3.23		$ 5.81	$ 5.44		$ 4.79	$ 3.22
Total Return **	(44.41)%		6.80%	13.57%		48.76%	(21.46)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	3,599		8,116	6,532		7,399	5,134

Ratio of Expenses to Average Net Assets	1.95%		1.95%	1.95%		1.95%	1.95%
Ratio of Net Investment Income/(Loss) to
Average Net Assets	-0.12%		-0.71%	-1.05%		-0.85%	-1.70%
Portfolio Turnover Rate	12.02%		81.16%	17.13%		54.01%	55.24%

* Proceeds from redemption fees were less than $0.005 per share.
** Total Returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
*** Per Share amounts calculated using Average Shares Outstanding method.
**** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

2009 Annual Report 8

NOTES TO THE FINANCIAL STATEMENTS - WIRELESS FUND
March 31, 2009

1.) ORGANIZATION
Wireless Fund (the"Fund") is a non-diversified series of the Wireless Trust (the "Trust"), an open-ended management investment company. The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust. The Fund's primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement on Financial Accounting Standards (“SFAS”) No. 157 "Fair Value Measurements," effective April 1, 2008. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities. The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's assets carried at fair value:

2009 Annual Report 9

Notes to the Financial Statements - continued

Investments
Valuation Inputs	in Securities
Level 1- Quoted Prices	$3,571,262
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$3,571,262

The Fund did not hold any Level 3 assets during the year ended March 31, 2009.

In March 2008, FASB issued the SFAS No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended March 31, 2009, proceeds from redemption fees were $1,352.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. At March 31, 2009, net investment loss in the amount of $6,876 was reclassified to paid in capital, and expired capital loss carryforwards in the amount of $14,528,846 were reclassified to paid in capital.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

As of and during the fiscal year ended March 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities before 2006.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2009 Annual Report 10

Notes to the Financial Statements - continued

3.) INVESTMENT ADVISORY AGREEMENT
Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. The Adviser also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser. The Adviser pays all operating expenses of the Fund, with the exception of taxes, interest, borrowing expenses (such as (a) interest and (b) dividends on short sales), brokerage commissions and extraordinary expenses. For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Wireless Fund. As a result of the above calculation, for the fiscal year ended March 31, 2009, the Adviser received management fees totaling $113,329. At March 31, 2008, the Fund owed $5,914 to the Adviser.

4.) RELATED PARTY TRANSACTIONS
Control persons of Value Trend Capital Management, LP. also serve as directors/officers of the Fund. These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund. The Trustees who are not interested persons of the Fund were paid $500 each in Trustees’ fees for the fiscal year ended March 31, 2009 by the Adviser.

5.) CAPITAL STOCK
The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2009 was $16,303,338 representing 1,114,006 shares outstanding.

6.) INVESTMENT TRANSACTIONS
For the fiscal year ended March 31, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $684,081 and $1,859,031, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at March 31, 2009 was $4,692,222. At March 31, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$635,515	($1,756,475)	($1,120,960)

7.) LOSS CARRYFORWARDS
At March 31, 2009, the Fund had available for federal tax purposes an unused capital loss carryfor-ward of $11,583,523, of which $4,289,293 expires in 2010, $1,200,315 expires in 2011, $375,757 expires in 2012, $2,851,410 expires in 2013, $2,154,763 expires in 2014 and $711,985 expires in 2017. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. Capital loss carryforwards in the amount of $14,528,846 expired during the year ended March 31, 2009.

8.) DISTRIBUTIONS TO SHAREHOLDERS
There were no distributions paid during the fiscal years 2009 and 2008.

As of March 31, 2009 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income / (accumulated losses)	$ 0
Undistributed accumulated losses	(11,583,523)
Unrealized depreciation - Net	(1,120,960)
$ (12,704,483)

The difference between book basis and tax-basis unrealized depreciation is attributable to the tax deferral of post-October losses. The Fund elected to defer post-October losses in the amount of $423,307.

2009 Annual Report 11

ADDITIONAL INFORMATION - WIRELESS FUND
March 31, 2009
(UNAUDITED)

1.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On March 13, 2009, the Trustees for the Wireless Fund met to consider the renewal of the Management Agreement (the "Agreement"). In renewing the Agreement, the Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Trustees met with Jeffrey Provence and Ross Provence of the Adviser to discuss the terms of the Agreement. The Trustees reviewed the history of the Adviser, including background and investment management experience. The representatives of the Adviser summarized the information provided to the Trustees regarding matters such as the Adviser's financial condition, the Adviser's performance, as well as Fund performance, management fees and expenses, and investment personnel of the Adviser. They also discussed the Adviser's background and investment management experience. Furthermore, they discussed the nature, extent, profitability and quality of the services to be provided by the Adviser and the firm's ability to meet its obligations under the Agreement.

As to the performance of the Fund, the report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the "Peer Group"). All performance data was through the period ended December 31, 2008. The Trustees noted that the Fund posted a 12 month total return below the Peer Group average, but within the range of its Peer Group. The Trustees also noted that the Wireless Fund outperformed its Peer Group for both the calendar year 2007 and the 3-year annualized period ended December 31, 2008. Furthermore, it was noted that Lipper, Inc. named the Wireless Fund the best performing fund in the telecommunications category for the 3 year period ended December 31, 2008. As to the costs of the services to be provided, the Board reviewed the fees under the Agreement compared to other mutual funds with similar investment objectives and asset levels and noted that the expense ratio was above the category average but within the range of its Peer Group. The Trustees then reviewed the management fee ratio of the Fund compared its Peer Group and noted that the management fee ratio was at the top end of the category average. The Trustees recognized the expense ratio was within the range of its Peer Group and the management fee was at the top end of the Peer Group; however, they also recognized that the Fund's Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund's expenses out of the management fee. The Board also reviewed a profit and loss analysis prepared by the Adviser that detailed the expenses paid by the Adviser on behalf of the Fund, and the total revenue derived by the Adviser from the Fund, and concluded that the Adviser was not overly profitable. The Board further discussed the fact that the Adviser may consider a reduction in management fees as the assets of the Fund increase and that the shareholders may benefit from fee reductions as the Fund grows. They concluded that the expense ratio was reasonable. The representatives of the Adviser reviewed and discussed with the Board the history of the Adviser, the Adviser's ADV, the 17j-1 certifications, and descriptions of the background and investment management experience of the Adviser's professional staff. The representatives of the Adviser also reviewed and discussed with the Board a report comparing the historical performance of the Fund to similar funds. Lastly, the Board took time to review the Fund's annual commission summary/brokerage allocation report for the calendar period ended December 31, 2008. The Board noted that trades were executed based on best price and execution. The Trustees then reviewed the terms of the Agreement.

After reviewing all of the information presented, the Independent Trustees met in executive session. The Trustees discussed the performance of the Fund and the Adviser's compensation. Based upon the information provided, it was the Trustees' consensus that the fee to be paid to the Adviser pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the renewal of the Agreement was in the best interest of the Fund's shareholders.

2009 Annual Report 12

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees Wireless Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wireless Fund (the "Fund") as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wireless Fund as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD. Westlake, Ohio May 26, 2009

2009 Annual Report 13

TRUSTEES AND OFFICERS Unaudited

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-590-0898. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

				Number of	Other
			Principal	Portfolios In Directorships
Name,	Position(s) Term of Office		Occupation(s)	Fund	Held By
Address(1),	Held With	and Length of	During	Complex	Trustee or
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Officer
Trustee

Ross C. Provence(2),	Trustee	Indefinite Term;	General Partner and Portfolio	1	Blue Chip
Year of Birth: 1938	and	Since 2000	Manager for Value Trend Capital		Investor Funds
	President		Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	General Partner and Portfolio	1	Blue Chip
Year of Birth:1969	Secretary,	Since 2000;	Manager for Value Trend Capital		Investor Funds,
	Treasurer	Chief	Management, LP (1995 to current).		Sycuan Funds
	and Chief	Compliance	CEO, Premier Fund Solutions, Inc.
	Compliance	Officer Since	(2001 to current).
	Officer	2004

(1) The address of each trustee and officer is c/o Wireless Fund, 480 North Magnolia Ave., Suite 103, El Cajon, California 92020.
(2) Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Independent Trustees

				Number of	Other
			Principal	Portfolios In Directorships
Name,	Position	Term of Office	Occupation(s)	Fund	Held By
Address(1),	Held With	and Length of	During	Complex	Trustee or
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Officer
Trustee

Thomas H. Addis III	Independent	Indefinite Term;	Executive Director/CEO, Southern	1	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).
President, Medallion Golf
Management (1999 to current).

George Cossolias, CPA,	Independent	Indefinite Term;	Owner of George Cossolias &	1	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	Company, CPAs (1972 to current).		Investor
			President of Lubrication Specialists,		Funds, Sycuan
			Inc. (1996 to current).		Funds.

(1) The address of each trustee and officer is c/o Wireless Fund, 480 North Magnolia Ave., Suite 103, El Cajon, California 92020.

2009 Annual Report 14

Investment Adviser
Value Trend Capital Management, LP
480 North Magnolia Avenue, Suite 103
El Cajon, CA 92020

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Ste 400
Broadview Hts, OH 44147

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Ste 1100
Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Wireless Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/09	FYE 3/31/08
Audit Fees	$8,825	$9,075
Audit-Related Fees	$0	$0
Tax Fees	$1,600	$1600
All Other Fees	$600	$450

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC. Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 3/31/09	FYE 3/31/08
Registrant	$2,200	$2,050
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wireless Fund

By: /s/ Ross C. Provence Ross C. Provence President

Date: 6/5/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ross C. Provence Ross C. Provence President

Date: 6/5/09

By: /s/ Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 6/5/09